SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of the
                         Securities Exchange Act Of 1934

         Date of Report (Date of earliest event reported): July 10, 2003

                                  ANAREN, INC.
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             (Exact name of registrant as specified in its charter)

          New York                     000-6620                 16-0928561
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

6635 Kirkville Road, East Syracuse, New York                      13057
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  (Address of Principal Executive Offices)                      (Zip code)

                                 (315) 432-8909
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

          99.1 Press Release of Anaren, Inc. dated July 10, 2003

ITEM 9. REGULATION FD DISCLOSURE

      In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On July 10, 2003, Anaren, Inc. issued a press release announcing preliminary financial results for the fourth quarter ended June 30, 2003 and the planned disposition of its Anaren Europe, B.V. subsidiary. A copy of the earnings release is attached as Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ANAREN, INC.

                                                 By: /s/ Lawrence A. Sala
                                                     ---------------------------
                                                     Lawrence A. Sala
                                                     President and
                                                     Chief Executive Officer